EXHIBIT 10.3

SIXTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Sixth Amendment") is dated as of June 30, 2000 and is entered into between Scientific Technologies Incorporated Which Will Do Business in California as Oregon Scientific Technologies, an Oregon corporation (the "Borrower"), and Bank of the West, a California banking corporation (the "Bank").

RECITALS:

A. Borrower and Bank have entered into that certain Loan and Security Agreement dated November 29, 1994, that certain First Amendment to Loan and Security Agreement dated as of May 31, 1995, that certain Second Amendment to Loan and Security Agreement dated as of May 31, 1996, that certain Third Amendment to Loan and Security Agreement dated as of May 31, 1997, that certain Fourth Amendment to Loan and Security Agreement dated as of June 9, 1998 and that certain Fifth Amendment to Loan and Security Agreement dated as of June 30, 1999 (collectively, the "Loan Agreement") and that certain Equipment Purchase Line Note dated December 6, 1994 (the "Equipment Purchase Line Note");

B. Borrower and Bank intend to further amend the Loan Agreement and/or the Equipment Purchase Line Note as provided by this Sixth Amendment.

AMENDMENT:

NOW, THEREFORE, Borrower and Bank hereby agree as follows:

1. This Sixth Amendment shall modify and, to the extent inconsistent with, amend the Loan Agreement and/or the Equipment Purchase Line Note. Any capitalized term not specifically defined herein shall have the meaning assigned to it in the Loan Agreement.

2. The last sentence of Section 3.1(a) of the Loan Agreement is hereby deleted in its entirety and is replaced with the following:

For the purpose of this Agreement, "Draw Period" shall mean the period between the date of this Loan and Security Agreement and the earlier of: (i) June 30, 2001 or (ii) the date on which the aggregate of all advances made pursuant to this Section 3.1 equals One Million and 00/100 Dollars ($1,000,000.00).

3. The second sentence of the first paragraph of Section 4.1 of the Loan Agreement is hereby deleted in its entirety and is replaced with the following:

Borrower's right to obtain advances under Section 2.1 and to enter into foreign exchange contracts under the FX Facility provided by Section 14.1 shall remain in full force and effect until June 30, 2001, and shall continue on a month-to-month basis thereafter until terminated by either party on thirty (30) days prior written notice to the other.

4. Concurrently with the execution of this Sixth Amendment, Borrower shall pay to Bank a fee in an amount equal to Seven Thousand Five Hundred Dollars ($7,500.00), which fee shall represent an unconditional and non-refundable payment to Bank in consideration of Bank's agreement to enter into this Sixth Amendment.

5. Bank's duties to extend and renew the Obligations and to make advances in accordance with this Sixth Amendment shall be subject to (i) there being no outstanding and uncured defaults under the Loan Agreement, the Equipment Purchase Line Note or any other obligation owing by Borrower to Bank and (ii) the satisfaction of each of the conditions precedent set forth in Article 6 of the Loan Agreement, each of which is incorporated herein by this reference; (iii) the executions and delivery of this Sixth amendment and such other documents as Bank may request (including, without limitation, a Corporate Resolution to Borrow and Pledge, an Insurance Information Questionnaire, a Warranties and Representations of Officers, an Automatic Transfer Authorization, and a declaration of Purpose Statement).

6. Except as amended by this Sixth Amendment, all of the terms and conditions of the Loan Agreement (and each and every document or instrument executed and delivered in connection therewith) is and shall remain in full force and effect.

7. Except as amended by this Sixth Amendment, Borrower hereby ratifies, reaffirms, and remakes as of the date hereof each and every representation and warranty contained in the Loan Agreement, the Equipment Purchase Line Note, or in any document executed and delivered in connection therewith.

IN WITNESS WHEREOF, Borrower has executed and delivered this Sixth Amendment to Bank on the date first above written at Walnut Creek, California.

"BORROWER"

SCIENTIFIC TECHNOLOGIES INCORPORATED WHICH WILL DO BUSINESS IN CALIFORNIA AS OREGON SCIENTIFIC TECHNOLOGIES, an Oregon corporation

By: /s/Joseph J. Lazzara

Its: President and Chief Executive Officer

IN WITNESS WHEREOF, Bank hereby accepts this Sixth Amendment to be effective as of the date first above written in Walnut Creek, California.

"BANK"

BANK OF THE WEST,

a California banking corporation

By: /s/Georgia R. Turner

Its: Vice President